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                                                                    EXHIBIT 23.3


                                HAUSSER & TAYLOR






                          INDEPENDENT AUDITOR'S CONSENT



To the Partners and Managers of
Mentor Technologies, Ltd.


We consent to the reference to our firm under the heading "Experts" and the use of our report dated March 29, 1996, in the Registration Statement on Form S-4 and related Prospectus of Vanstar Corporation for the registration of 350,000 shares of its common stock.


                              /s/ HAUSSER & TAYLOR



Columbus, Ohio
August 9, 1996